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                                   MAS Funds

                        Supplement dated January 4, 1996

This supplement to the Prospectus dated December 23, 1994, as supplemented through September 15, 1995, provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus. Unless otherwise indicated in this supplement, defined terms have the same meaning as in the Prospectus.

THE FUND'S INVESTMENT ADVISER:

On January 3, 1996, Morgan Stanley Group Inc. acquired Miller Anderson & Sherrerd, LLP (the "Adviser") in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of the Adviser. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of the Adviser.

In connection with this transaction, the Adviser entered into a new investment management agreement with MAS Funds dated as of January 3, 1996, which agreement was approved by the shareholders of each Portfolio at a special meeting held on October 6, 1995. The Adviser will retain its name and remain at its current location, One Tower Bridge, West Conshohocken, PA 19428. The Adviser will continue to provide investment counseling services to employee benefit plans, endowments, foundations, and other institutional investors.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.